UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 22, 2014
Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way
Boise, Idaho 83716-9632
(Address of principal executive offices)

(208) 368-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01 Other Events

In its Quarterly Report on Form 10-Q for the third quarter of fiscal 2014 (“Recent Quarterly Report”), Micron Technology, Inc. (the “Company”) changed the presentation of its financial information to reflect its new organization structure that includes the following four reportable business segments:

•	Compute and Networking Business Unit

•	Storage Business Unit

•	Embedded Business Unit

•	Mobile Business Unit

The Company is filing this current report on Form 8-K (“Current Report”) to provide segment reporting financial information for the above segments with respect to the historical financial information included in its Annual Report on Form 10-K for the year ended August 29, 2013 (the “Annual Report”) in order to make such historical financial information consistent with the segment presentation set forth in the Company’s Recent Quarterly Report and consistent with how the Company expects to present its financial information in its future filings.

For ease of reference, the Company is presenting this additional segment reporting information for the following sections from its Annual Report: Item 1 (Business), Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) and Item 8 (Financial Statements and Supplementary Data).

The additional information provided in this Current Report only reflects the Company’s new segment reporting structure and the Company has not revised its disclosures to reflect events that have occurred since the date of the Annual Report. Investors are encouraged to check the documents the Company files from time to time with the Securities and Exchange Commission for information related to the Company’s business and results of operations subsequent to the date of the Annual Report.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

The following exhibits are attached herewith:

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Revised Item 1. Business
99.2	Revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Revised Item 8. Financial Statements and Supplementary Data as of August 29, 2013 and August 30, 2012 and for the fiscal years ended August 29, 2013, August 30, 2012 and September 1, 2011
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date:	July 22, 2014	By:	/s/ Ronald C. Foster
		Name:	Ronald C. Foster
		Title:	Chief Financial Officer and
Vice President of Finance

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED JULY 22, 2014

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Revised Item 1. Business
99.2	Revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Revised Item 8. Financial Statements and Supplementary Data as of August 29, 2013 and August 30, 2012 and for the fiscal years ended August 29, 2013, August 30, 2012 and September 1, 2011
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document